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                                                                    Exhibit 10.1

                                VOTING AGREEMENT
                                ----------------

           This VOTING AGREEMENT (this "AGREEMENT"), dated as of July 28, 2002, is by and among Jon H. Outcalt (the "STOCKHOLDER"), NCS HealthCare, Inc., a Delaware corporation (the "COMPANY"), and Genesis Health Ventures, Inc., a Pennsylvania corporation ("PARENT").

           WHEREAS, the Company, Parent and a wholly owned subsidiary of Parent are parties to an Agreement and Plan of Merger, dated as of the date hereof (as the same may be modified or amended from time to time, the "MERGER AGREEMENT");

           WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Merger Agreement; and

           WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Stockholder is prepared, subject to the terms and conditions of this Agreement, to agree to and be bound by the obligations and restrictions contained herein.

           NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, each of the parties hereto agree as follows:


         Representations and Warranties. The Stockholder hereby represents, warrants and covenants to each of the Company and Parent as follows:

                  Title. As of the date hereof, the Stockholder owns beneficially and of record the number of shares of each class of capital stock of the Company set forth on EXHIBIT A hereto (such shares, the "SHARES"). The term "BENEFICIAL OWNER" and all correlative expressions are used in this Agreement as defined in Rules 13d-3 and 16a-1 under the Securities Exchange Act of 1934, as amended.

                  Right to Vote. As of the date hereof and for so long as this Agreement remains in effect (including the date of the Company Stockholders Meeting, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except for this Agreement or as otherwise permitted by this Agreement, the Stockholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by him, in favor of the approval and authorization of the Merger, the Merger Agreement and the other transactions contemplated thereby (collectively, the "PROPOSED TRANSACTION") without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing, the Stockholder has not entered into any voting agreement (other than this Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting his legal power, authority or right to vote the Shares on any matter.

                  From and after the date hereof, except as otherwise permitted by this Agreement or prohibited by order of a court of competent jurisdiction, the Stockholder will not commit any act that could restrict or otherwise affect his legal power, authority and right to vote all of the

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Shares then owned of record or beneficially by him. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, from and after the date hereof, the Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting the Stockholder's legal power, authority or right to vote the Shares in favor of the approval of the Proposed Transaction.


                  Authority. The Stockholder has full legal power, authority and right to execute and deliver, and to perform his obligations under, this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder enforceable against him in accordance with its terms.

                  Conflicting Instruments. The execution and delivery of this Agreement and the performance by the Stockholder of his agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Stockholder is a party or by which the Stockholder (or any of his assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect the Stockholder's ability to perform his obligations under this Agreement or render inaccurate any of the representations made by him herein.

         Covenants. Until the termination of this Agreement in accordance with
Section 8, the Stockholder hereby agrees as follows:

                  Restrictions on Transfer. Prior to the Effective Time, the Stockholder shall not Transfer (or agree to Transfer) any of his Shares owned of record or beneficially by him.

                  As used in this agreement, the term "TRANSFER" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or sufferage of a lien or encumbrance in or upon, or the gift, placement in trust, or the constructive sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including but not limited to any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, constructive sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. The term "CONSTRUCTIVE SALE" means a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.


                  Agreement to Vote. Subject to Section 8(b), the Stockholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted all of the Shares then owned of record or beneficially by him at the Company Stockholders Meeting and at any other annual or special meeting of shareholders of the Company where any such proposal is submitted, and in connection with any written consent of stockholders, (A) in favor of the Proposed Transaction and (B) against
         (i) approval of any proposal made in opposition to or in competition with the Proposed Transaction and the transactions contemplated by the Merger Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of the Company or any of its subsidiaries, with or involving any party other than as contemplated by the Merger Agreement,
         (iii) any liquidation or winding up of the Company, (iv) any extraordinary dividend by the Company, (v) any change in the capital structure of the Company (other than pursuant to the Merger Agreement) and (vi) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the consummation of the transactions contemplated by the Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement, which would materially and adversely affect the Company or Parent or their respective abilities to consummate the transactions contemplated by the Merger Agreement.

                  Granting of Proxy. Subject to Section 8(b), in furtherance of the terms and provisions of this Agreement, the Stockholder hereby grants an irrevocable proxy, coupled with an interest, to each of the President and the Secretary of Parent and any other Parent-authorized representative or agent to vote all of the Shares beneficially owned by the Stockholder in favor of the Proposed Transaction and in accordance with the provisions of Section 2(b) and this Section 2(c). The Stockholder hereby ratifies and approves of each and every action taken by the President and the Secretary of Parent and any other Parent-authorized representative or agent pursuant to the foregoing proxy. Notwithstanding the foregoing, if requested by Parent, the Stockholder will execute and deliver applicable proxy material in furtherance of the provisions of Section 2(b) and this Section 2(c).

                  No Solicitation. Except as otherwise required by law, the Stockholder, in his capacity as a shareholder, shall not directly or indirectly (i) solicit, initiate or encourage (or authorize any Person to solicit, initiate or encourage), including by way of furnishing information, any inquiry, proposal or offer from any Person to acquire any of the business, property or capital stock or debt securities of the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer, consolidation, leveraged buyout or other transaction; (ii) participate in any discussion or negotiations regarding, or furnish to any other Person any information with respect to, or assist or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other Person to do or seek any of the foregoing; (iii) approve, endorse or recommend any of the foregoing; or (iv) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any of the foregoing.

         Action in Stockholder Capacity Only. The Stockholder makes no agreement or understanding herein as director or officer of the Company. The Stockholder signs solely in his capacity as a record holder and beneficial owner of Shares, and nothing herein shall limit or affect any actions taken in his capacity as an officer or director of the Company.



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         Invalid Provisions. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

         Executed in Counterparts. This Agreement may be executed in counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

         Specific Performance. The parties hereto agree that the failure for any reason of the Stockholder to perform any of his agreements or obligations under this Agreement would cause irreparable harm or injury to the Company and Parent with respect to which money damages would not be an adequate remedy. Accordingly, the Stockholder agrees that, in seeking to enforce this Agreement against the Stockholder, each of Parent and the Company shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy available at law, equity or otherwise.

         Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns shall be brought and determined in the state and federal courts of the State of Delaware, and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this agreement, any claim (a) that it is not personally subject to the jurisdiction of the aforesaid courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of judgment, execution of judgment, or otherwise), and (c) to the fullest extent permitted by the applicable law, that (i) the suit, action or proceeding in such courts is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this agreement, or the subject matter hereof, may not be enforced in or by such courts.

         Amendments; Termination; Modification.

                  This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all parties hereto (other than any Stockholder not affected by such modification, amendment, alteration or supplement).

                  Notwithstanding any other provision of this Agreement, the Stockholder will not be required to vote in favor of the Merger (nor will the irrevocable proxy apply) if, and only if, the Company and Parent amend the Merger Agreement and either (i) such amendment is not approved by the Board of Directors of the Company or a special committee thereof or (ii) such amendment results in the Stockholder receiving different treatment or consideration for his Shares than is received on a per share basis by the other stockholder of the Company who has executed an agreement with Parent similar to this

         Agreement. Except for provisions of this Agreement that by their terms survive the termination hereof, the provisions of this Agreement shall terminate upon the earliest to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

         Additional Shares. If, after the date hereof, the Stockholder acquires beneficial or record ownership of any additional shares of capital stock of the Company (any such shares, "ADDITIONAL SHARES"), including, without limitation, upon exercise of any option, warrant or right to acquire shares of capital stock of the Company or through any stock dividend or stock split, the provisions of this Agreement applicable to the Shares shall thereafter be applicable to such Additional Shares as if such Additional Shares had been Shares as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person or entity immediately upon the acquisition by the Stockholder of beneficial ownership of such Additional Shares.

         Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of the Stockholder or any other individual, any executors, administrators, estates, legal representatives and heirs of the Stockholder or such individual) and permitted assigns; provided, however, that, except as otherwise provided in this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations, under this Agreement, without (a) the consent of Parent, in the case of the Stockholder, (b) the consent of the Stockholder and the Company, in the case of Parent, and (c) the consent of Parent, in the case of the Company. Without limiting the scope or effect of the restrictions on Transfer set forth in
Section 2(a), the Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            NCS HEALTHCARE, INC.


                            By:   /s/ Kevin B. Shaw
                                ------------------------------------------------
                                 Name: Kevin B. Shaw
                                 Title: Chief Executive Officer


                            GENESIS HEALTH VENTURES, INC.


                            By:   /s/ George V. Hager, Jr.
                                ------------------------------------------------
                                 Name: George V. Hager, Jr.
                                 Title: Executive Vice President and Chief
                                        Financial Officer


                            JON H. OUTCALT


                            By:   /s/ Jon H. Outcalt
                                ------------------------------------------------
                                 Name: Jon H. Outcalt

                                    EXHIBIT A
                                    ---------
                          SECURITIES BENEFICIALLY OWNED
                          -----------------------------

Jon H. Outcalt              202,063      Shares of Company Class A Common Stock

                            121,166      Total Number of Vested Class A Common Stock Options

                            108,334      Total Number of Non-Vested Class A Common Stock
                                         Options

                          3,476,086      Shares of Company Class B Common Stock